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                                                                    Exhibit 10.7

                   OFFICER/DIRECTOR INDEMNIFICATION AGREEMENT

         This Indemnification Agreement is made and entered into as of April 13, 1998 by and between ORBITAL IMAGING CORPORATION (the "Corporation") and _______ (the "Director/Officer").

                              W I T N E S S E T H:

         WHEREAS, the Director/Officer has agreed to serve as a director/officer of the Corporation; and

         WHEREAS, the Corporation wishes to indemnify the Director/Officer against certain liabilities and expenses that may be incurred in connection with the Director/Officer's service on behalf of the Corporation;

         NOW THEREFORE, the parties hereto agree, subject to the terms and conditions hereof, as follows:

         1.       Indemnification Agreement.

                  a. Third Party Actions. The Corporation shall indemnify and hold harmless the Director/Officer in the event that the Director/Officer was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in right of the Corporation) by reason of the fact that the Director/Officer (A) is or was a director, officer, employee or agent of (i) the Corporation or (ii) any subsidiary of the Corporation or any corporation, partnership or other entity affiliated with the Corporation (other than Orbital Sciences Corporation) (each of the foregoing being hereinafter referred to as an "Affiliate") or (B) is or was serving at the request of the Corporation or any Affiliate as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan of the Corporation or any Affiliate) against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Director/Officer in connection with such action, suit or proceeding if the Director/Officer acted in good faith and in a manner the Director/Officer reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the Director/Officer's conduct was unlawful; provided, however, that the foregoing shall not require the Corporation to indemnify or advance expenses to any person in connection with any action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person.

                  b. Actions By or In Right of the Corporation. The Corporation shall, to the full extent permitted by applicable law as then in effect, indemnify and hold harmless the Director/Officer in the event that the Director/Officer was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in right of the Corporation to procure a judgment in its favor by reason of the fact that the Director/Officer (A) is or was a Director/Officer, officer, employee or agent of the Corporation or any Affiliate or (B) is or was serving at the request of the Corporation or any Affiliate as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise
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(including any employee benefit plan of the Corporation or any Affiliate)
against expenses (including attorneys' fees) actually and reasonably incurred by the Director/Officer in connection with the defense or settlement of such action or suit if the Director/Officer acted in good faith and in a manner the Director/Officer reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which the Director/Officer shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action was brought shall determine that the Director/Officer is entitled to be indemnified.

                  c. Nature of Right; Non-Exclusivity; Survival. The indemnification provided by this Agreement shall be a contract right of the Director/Officer and shall not be deemed exclusive of and shall be in addition to, and not in lieu of, any other rights to which the Director/Officer may be entitled under any provision of the Corporation's Certificate of Incorporation or By-Laws or pursuant to any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in the Director/Officer's official capacity and as to action in another capacity while holding such office. The indemnification and advancement of expenses provided by this Agreement shall continue as to the Director/Officer when the Director/Officer has ceased to be a director, officer employee or agent of the Corporation and shall inure to the benefit of the Director/Officer's heirs, executors and administrators.

         2. Advancement of Expenses; Procedures; Presumptions. In furtherance, but not in limitation of the foregoing provisions, the following procedures and presumptions shall apply with respect to the advancement of expenses and the right to indemnification under this Agreement:

                  a. Advancement of Expenses. All reasonable expenses incurred by the Director/Officer in defending an action, suit or proceeding for which indemnification may be had under Section 1(a) shall be advanced to the Director/Officer by the Corporation within ten (10) days after submission by the Director/Officer to the Corporation of each statement requesting such advance and setting forth in reasonable detail such expenses, whether prior to or after final disposition of such action, suit or proceeding; provided, however, that if required by law at the time such advancement of expenses is to be made, then no such advancement shall be made except upon receipt of an undertaking by or on behalf of the Director/Officer, in form and substance satisfactory to the Corporation, to repay any amounts advanced to the Director/Officer pursuant to this Section 2(a) if it shall ultimately be determined that the Director/Officer is not entitled to be indemnified by the Corporation with respect to the matter for which such advancement was made.

                  b. Procedure for Determination of Entitlement to Indemnification. To obtain indemnification under this Agreement, the Director/Officer shall submit to the Secretary of the Corporation a written request therefor, including such documentation and information as is reasonably available to the Director/Officer and reasonably necessary to determine whether and to what extent the Director/Officer is entitled to indemnification (the "Supporting Documentation"). The determination of the Director/Officer's entitlement to indemnification shall be made by the Corporation's Board of Director/Officers (the "Board") or in such other manner as required by law as then in effect not later than sixty (60) days after receipt by the


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Corporation of the Director/Officer's written request for indemnification together with the Supporting Documentation. The Secretary of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that the Director/Officer has requested indemnification.

                  c. Presumptions and Effect of Certain Proceedings. Except as otherwise expressly provided in this Agreement, the Director/Officer shall be presumed to be entitled to indemnification under this Agreement upon submission of a written request for indemnification together with the Supporting Documentation in accordance with Section 2(b) hereof, and thereafter the Corporation shall have the burden of proof to overcome such presumption in reaching a contrary determination. In any event, if a determination of the Director/Officer's entitlement to indemnification shall not have been made within sixty (60) days after receipt by the Corporation of the Director/Officer's written request therefor together with the Supporting Documentation, the Director/Officer shall be deemed to be entitled to indemnification and shall be entitled to such indemnification unless (A) the Director/Officer misrepresented or failed to disclose a material fact in making the request for indemnification or (B) such indemnification is prohibited by applicable law as then in effect. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, adversely affect the right of the Director/Officer to indemnification or create a presumption that the Director/Officer did not act in good faith and in a manner which the Director/Officer reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal action or proceeding, that the Director/Officer had reasonable cause to believe that his or her conduct was unlawful.

         3. Notification and Defense of Claim. Promptly after receipt of notice of the commencement of any action, suit or proceeding, the Director/Officer shall, if a claim for indemnification in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof, but the omission so to notify the Corporation will not relieve the Corporation from any liability that the Corporation may have to the Director/Officer under this Agreement unless the Corporation is materially prejudiced thereby. With respect to any such action, suit or proceeding as to which the Director/Officer notifies the Corporation of the commencement thereof:

                  a. The Corporation will be entitled to participate therein at its own expense;

                  b. Except as otherwise provided below, the Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Director/Officer. After notice from the Corporation to the Director/Officer of the Corporation's election to assume the defense thereof, the Corporation will not be liable to the Director/Officer under this Agreement for any legal or other expenses subsequently incurred by the Director/Officer in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The Director/Officer shall have the right to employ the Director/Officer's own counsel in any such action, suit or proceeding, but the fees and disbursements of such counsel incurred after notice from the Corporation of the Corporation's assumption of the defense thereof shall be at the expense of the Director/Officer unless (i) the employment of counsel by the Director/Officer has been


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authorized by the Corporation, (ii) the Director/Officer shall have reasonably concluded that there may be a conflict of interest between the Corporation and the Director/Officer in the conduct of the defense of such action, suit or proceeding, (iii) such action, suit or proceeding seeks penalties or other relief against the Director/Officer with respect to which the Corporation could not provide monetary indemnification to the Director/Officer (such as injunctive relief or incarceration) or (iv) the Corporation shall not in fact have employed counsel to assume the defense of such action, suit or proceeding, in each of which cases the reasonable fees and disbursements of the Director/Officer's counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation, or which involves penalties or other relief against the Director/Officer of the type referred to in clause (iii) above; and

                  c. The Corporation shall not be liable to indemnify the Director/Officer under this Agreement for any amounts paid in settlement of any action, suit or proceeding entered into without the Corporation's written consent. The Corporation shall not settle any action, suit or proceeding in any manner that would impose any penalty or limitation on the Director/Officer without the Director/Officer's written consent. Neither the Corporation nor the Director/Officer will unreasonably withhold consent to any proposed settlement.

         4. Expenses of Enforcing Agreement or Other Indemnification Rights. The Corporation agrees to pay all out-of-pocket expenses of the Director/Officer (including reasonable fees and expenses of the Director/Officer's counsel) in connection with any action brought by the Director/Officer to enforce any provision of this Agreement or in connection with any action brought by the Director/Officer to enforce the Director/Officer's right to indemnification under applicable law as then in effect or under the Corporation's or any Affiliate's Certificate of Incorporation or By-Laws, as either may be amended from time to time, in any case only if and to the extent that the Director/Officer prevails in such action.

         5. Corporation's Right to Indemnification. Nothing in this Agreement shall diminish, limit or otherwise restrict or modify in any way the Corporation's right to indemnification or contribution from the Director/Officer or the Director/Officer's obligation to indemnify or hold harmless the Corporation under any agreement, instrument, commitment or understanding now or hereafter in effect.

         6.       Amendments and Waiver.

                  a. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by both of the parties hereto. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. No delay or failure on the part of any party in exercising any right, power or privilege under this Agreement or under any other instruments given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any


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default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege.

                  b. No amendment or repeal of the Corporation's or any Affiliate's Certificate of Incorporation or By-Laws shall adversely affect or deny to the Director/Officer the rights of indemnification provided herein with respect to any action, suit or proceeding relating to any act or omission, or alleged act or omission, of the Director/Officer that occurs before such amendment or repeal; and the provisions of this Agreement shall apply to any such action, suit or proceeding whenever commenced, including any such action, suit or proceeding commenced after any such amendment or repeal of the Corporation's or any Affiliate's Certificate of Incorporation or By-Laws.

         7. Subrogation. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Director/Officer, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution and delivery of such documents as may be necessary, in the reasonable judgment of the Corporation, to enable the Corporation effectively to bring suit to enforce such rights.

         8. No Duplication of Payment. The Corporation shall not be liable under this Agreement to make any payment in connection with any claim made against the Director/Officer to the extent the Director/Officer has otherwise actually received payment (under any provision of applicable law as then in effect, under any provision of the Certificate of Incorporation or By-Laws of the Corporation or any Affiliate, under any insurance policy or otherwise) of amounts otherwise indemnifiable hereunder.

         9. Severability. If, at any time subsequent to the date hereof, any provisions of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect; but the illegality or unenforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

         10. Governing Law; Headings. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state without giving effect to the conflicts of laws principles thereof. The section and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         11. Benefit; Assignment; Binding Effect. It is the explicit intention of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against either of the parties hereto, and that the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns as permitted hereunder. The Director/Officer may not assign the Director/Officer's rights under this Agreement. The Director/Officer may not attempt to have any other person or entity assume the Director/Officer's obligations under this Agreement without the prior written consent of the


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Corporation. The rights and obligations of the Corporation under this Agreement may be freely assigned to any person or entity as long as the obligations of the Corporation hereunder are satisfied in full. Subject to the foregoing provisions restricting assignment of this Agreement, this Agreement shall be binding upon and shall inure to the benefit of the Director/Officer and the Corporation and their respective successors and permitted assigns.




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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement or have caused this Agreement to be executed and delivered as of the day and year first above written.

                                ORBITAL IMAGING CORPORATION


                                By:    ______________________________
                                       Gilbert D. Rye
                                       President and Chief Operating Officer


                                ____________________________________
                                William W. Sprague




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